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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) August 15, 1997

           American Express Credit Account Master Trust
                   (Issuer in respect of the
      Class A Series 1996-1 6.80% Asset Backed Certificates and Class B Series 1996-1 6.95% Asset Backed Certificates)

                  American Express Centurion Bank
            Co-Originator of the Trust and a Transferor
      ----------------------------------------------------
          (Exact name of registrant as specified in its charter)

          Utah                    000-20787-01         11-2869526
----------------------------      ------------       -------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

6985 Union Park Center, Midvale, Utah                    84047
-------------------------------------                    -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (801) 565-5000
                                                     --------------

       American Express Receivables Financing Corporation II
            Co-Originator of the Trust and a Transferor
       -----------------------------------------------------

        Delaware                   000-20787           13-3854638
        --------                   ---------           ----------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

200 Vesey Street, New York, New York                     10285
------------------------------------                     -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (212) 640-4473
                                                     --------------
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Item 2.  Acquisition or Disposition of Assets

     On August 7, 1997 American Express Receivables Financing Corporation II ("RFCII") and American Express Centurion Bank ("Centurion"), as transferors, designated certain additional revolving credit Eligible Accounts owned by Centurion to be included as Accounts in the American Express Credit Account Master Trust (the "Additional Accounts") and transferred to the Trust all eligible Receivables arising in such Additional Accounts and existing as of the close of business on July 25, 1997 (the "Additional Accounts Cut Off Date"), all Receivables arising in such Additional Accounts from time to time and funds collected or to be collected from obligors in respect of the Receivables. The Additional Accounts were selected in a manner not adverse to the interests of the exsiting Certificateholders. As of the Additional Accounts Cut Off Date, the Receivables in the Additional Accounts Cut Off Date, the Receivables in the Additional Accounts totaled approximately
$2.3 billion. Such Receivables existing as of the Additional Accounts Cut Off Date were transferred from the transferors to the Trust in exchange for an increase in the transferors' interest in the Trust represented by the Original Transferor Certificate. The Trust did not issue any additional investor certificates.

     The Receivables were transferred to the Trust by Assignment No. 1 of Receivables in Additional Accounts dated as of August 7, 1997 among Centurion, RFCII and The Bank of New York as trustee, as required by
Section 2.09 of the Pooling and Servicing Agreement dated as of May 16, 1996. American Express Credit Corporation ("Credco") conveyed its interest in the Receivables to RFCII by Supplemental Conveyance No. 1 dated as of
August 7, 1996 between Credco as the Seller and RFCII as the purchaser, pursuant to the Receivables Purchase Agreement dated as of May 16, 1996.


Item 5.  Other Events

     Monthly Servicer's Certificate.

     On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1 6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1 6.95% Asset Backed Certificates (the "Class A Certificates" and the "Class B Certificates", respectively, and collectively, the "Series 1996-1 Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9, 1996 and issued under the Pooling and Servicing Agreement (the "Agreement") dated as of May 16, 1996, and the Series 1996-1 Supplement dated as of May 16, 1996, to the Agreement (the "Series 1996-1 Supplement"). Interest on the Series 1996-1 Certificates accrues from May 16, 1996 and is payable on July 15, 1996 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the Class A Certificates and the Class B Certificates is scheduled to be distributed on the May 2001 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1996-1 Supplement.

     The Monthly Servicer's Certificate for the August 15, 1997
Distribution Date covering the Monthly Period June 26, 1997 to July 25, 1997, is filed as Exhibit 20.1 to this report.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

             (a) Not applicable.

             (b) Not applicable.

             (c) Exhibits:

           20.1 Series 1996-1 Monthly Servicer's Certificate for the August 15, 1997 Distribution Date.

           20.2 Assignment No. 1 of Receivables in Additional Accounts dated as of August 7, 1997, by and among American Express Centurion Bank and American Express Receivables Financing Corporation II, as transferors, and The Bank of New York, as trustee.

           20.3 Supplemental Conveyance No. 1 dated as of August 7, 1997 by and between American Express Credit Corporation as Seller and American Express Receivables Financing
                Corporation II as purchaser.
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                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:   August 15, 1997


                              AMERICAN EXPRESS CREDIT ACCOUNT
                              MASTER TRUST




                              AMERICAN EXPRESS CENTURION BANK,
                              TRANSFEROR


                              By:    /s/ L. Craig Downs
                                     _________________________
                              Name:   L. Craig Downs
                              Title:  Secretary and Vice President,
                                      Credit



                              AMERICAN EXPRESS RECEIVABLES
                              FINANCING CORPORATION II, TRANSFEROR


                              By:    /s/ Leslie R. Scharfstein
                                     _________________________
                              Name:   Leslie R. Scharfstein
                              Title:  President


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                           EXHIBIT INDEX


Designation                 Description                                   Page
-----------                 -----------                                   ----

Exhibit 20.1     Series 1996-1 Monthly Servicer's Certificate               6
                 for the August 15, 1997 Disburtion Date.

Exhibit 20.2     Assignment No. 1 of Receivables in Additional Accounts    15
                 dated as of August 7, 1997, by and among American
                 Express Centurion Bank and American Express Receivables Financing Corporation II, as transferors, and The Bank of New York, as trustee.

Exhibit 20.3 Supplemental Conveyance No. 1 dated as of August 7, 1997 20 by and between American Express Credit Corporation as Seller and American Express Receivables Financing Corporation II as purchaser.


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